UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2010

THE MONARCH CEMENT COMPANY
(Exact name of Registrant as specified in its charter)

Kansas	0-2757	48-0340590
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. BOX 1000,
HUMBOLDT, KANSAS  66748-0900
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (620) 473-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

    The Company is filing copies of the exhibits identified under Item 9.01 to include schedules, attachments and exhibits that previously had been omitted.

Item 9.01       Financial Statements and Exhibits.

(d)    Exhibits.

10.1	Loan agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company.

10.1(a)	First amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company.

10.1(b)	Second amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002.

10.1(c)
Third amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002 and second amendment dated December 31, 2003.

10.1(d)
Fourth amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002, second amendment dated December 31, 2003 and third amendment dated December 31, 2004.

10.1(e)
Fifth amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002, second amendment dated December 31, 2003, third amendment dated December 31, 2004 and fourth amendment dated January 1, 2006.

10.1(f)
Sixth amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002, second amendment dated December 31, 2003, third amendment dated December 31, 2004, fourth amendment dated January 1, 2006 and fifth amendment dated December 31, 2006.

10.1(g)
Seventh amendment to agreement dated January 1, 2001, between the Bank of Oklahoma N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002, second amendment dated December 31, 2003, third amendment dated December 31, 2004, fourth amendment dated January 1, 2006, fifth amendment dated December 31, 2006, and sixth amendment dated December 31, 2007.

10.1(h)
Eighth amendment to agreement dated January 1, 2001 between the Bank of Oklahoma, N.A. and The Monarch Cement Company as amended by first amendment dated December 31, 2002, second amendment dated December 31, 2003, third amendment dated December 31, 2004, fourth amendment dated January 1, 2006, fifth amendment dated December 31, 2006, sixth amendment dated December 31, 2007, and seventh amendment dated December 31, 2008.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MONARCH CEMENT COMPANY

Dated: May 14, 2010

By: /s/ Debra P. Roe
Debra P. Roe, CPA
Chief Financial Officer and
Assistant Secretary-Treasurer
(principal financial officer and
principal accounting officer)